Securities and Exchange Commission
                          Washington, D.C. 20549

                              Form 8-K/A

                            Current Report

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): January 29, 1999.

                       Internet Media Corporation
       (Exact name of registrant as specified in its charter)


NEVADA	                            333-26385            72-1346591
(State or other jurisdiction  (Commission File No.)  (I.R.S. Employer
     of incorporation)                             Identification No.)

       8748 Quarters Lake Road, Baton Rouge, Louisiana 70809
    (Address of principal executive offices, including zip code)

                Registrant's telephone number,
              including area code: (225) 922-7744



                            Form 8-K

                  Internet Media Corporation

Item 2.  Acquisition or Disposition of Assets.

On January 29,1999, Internet Media Corporation, a Nevada corporation (the "Company"), acquired, pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement"), all of the outstanding capital stock of CyberHighway, Inc., an Idaho corporation ("CyberHighway"), a full-service Internet Service Provider (ISP) based in Boise, Idaho. The shares of capital stock of CyberHighway were acquired in exchange for 2,000,000 shares of the Company's $.0001 par value Common Stock, as follows: (1) 1,394,000 shares were issued to Julius W. Basham II; (2) 303,000 shares were issued to Wm. Kim Stimpson; and (3) 303,000 shares to David W. Brown. The shares of Company Common Stock issued to the CyberHighway shareholders were valued at $7.50 per share, the closing bid price, as reported by the OTC Electronic Bulletin Board, of the Company's Common Stock, pursuant to the terms of the Reorganization Agreement. The valuation of the shares of Company Common Stock was determined through negotiations with the shareholders of CyberHighway. No cash was used in the acquisition of CyberHighway.

Pursuant to the terms of the Reorganization Agreement, Julius W. Basham, II, was elected as a director and Chief Operating Officer of the Company. In connection with the Reorganization Agreement, Mr. Basham executed an Employment Agreement with the Company.

Pursuant to the terms of the Reorganization Agreement, Wm. Kim Stimpson executed an Employment Agreement with CyberHighway and will continue to serve as an officer and a director of CyberHighway.

Pursuant to the terms of the Reorganization Agreement, David W. Brown executed an Employment Agreement with CyberHighway and will continue to serve as an officer and a director of CyberHighway.

Following the consummation of the Reorganization Agreement, Julius W. Basham, II, Wm. Kim Stimpson, David W. Brown, David M. Loflin, President and a director of the Company, and Waddell D. Loflin, Vice President and a director of the Company, entered into a Voting Agreement with respect to all of their respective shares of Company Common Stock. For the seven-year term of the Voting Agreement, each of such persons have agreed to vote, in an election of directors of the Company, all of their respective shares of Company Common Stock for election of Julius W. Basham, II, David M. Loflin and Waddell D. Loflin as directors of the Company.

Item 7.  Financial Statements and Exhibits.

The financial statements required by this Item 7 are attached to this Current Report on Form 8-K. The financial statements filed herewith are:

	Pro Forma Internet Media Corporation/CyberHighway, Inc.
       -------------------------------------------------------
   -	Unaudited Pro Forma Condensed Balance Sheets
	  as at December 31, 1998
   -	Unaudited Pro Forma Condensed Statements of Operations
	  for the Year Ended December 31, 1998

	CyberHighway, Inc.
       ------------------
   -	Independent Auditor's Report
   -	Balance Sheets as at January 31, 1999 and 1998
   -	Statements of Operations for the Years Ended
	  January 31, 1999, 1998 and 1997
   -	Statements of Changes in Stockholders' Equity for
	  the Years Ended January 31, 1999, 1998 and 1997
   -	Statements of Cash Flows for the Year Ended
	  December 31, 1999, 1998 and 1997
   -	Notes to Financial Statements



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 14, 1999.

INTERNET MEDIA CORPORATION


By: /s/ David M. Loflin
     David M. Loflin
     President


                         INDEX OF EXHIBITS

Exhibit #	Description of Document
---------     -----------------------
* 2.1         Agreement and Plan of Reorganization, dated as of
              January 21, 1999, among Internet Media Corporation, a
              Nevada corporation, Julius W. Basham, II, Wm. Kim
              Stimpson and David W. Brown.

* 10.1 Employment Agreement, dated as of January 29, 1999, between Internet Media Corporation, a Nevada corporation, and Julius W. Basham, II.

* 10.2 Employment Agreement, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and Wm. Kim Stimpson.

* 10.3 Employment Agreement, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and David W. Brown.

* 10.4 Confidentiality Agreement, dated as of January 29, 1999, between Internet Media Corporation, a Nevada corporation, and Julius W. Basham, II.

* 10.5 Confidentiality Agreement, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and Wm. Kim Stimpson.

* 10.6 Confidentiality Agreement, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and David W. Brown.

* 10.7 Agreement Not to Compete, dated as of January 29, 1999, between Internet Media Corporation, a Nevada corporation, and Julius W. Basham, II.

* 10.8 Agreement Not to Compete, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and Wm. Kim Stimpson.

* 10.9 Agreement Not to Compete, dated as of January 29, 1999, between CyberHighway, Inc., an Idaho corporation, and David W. Brown.

* 10.10 Voting Agreement, dated as of January 29, 1999, among Julius W. Basham, II, Wm. Kim Stimpson, David W. Brown, David M. Loflin and Waddell D. Brown.
----------------------
Incorporated by Reference from Current Report on Form 8-K filed with the Commission on February 12, 1999.

-------------------------------------------------------
Pro Forma Internet Media Corporation/CyberHighway, Inc.
-------------------------------------------------------

On January 29, 1999, the Company acquired all of the tangible and intangible assets and rights used in connection with the Internet services business operated in the United States by CyberHighway, Inc.
(CyberHighway), a Idaho corporation.

The acquisition was effected pursuant to a Plan and Agreement of Reorganization dated January 20, 1999 between Media and CyberHighway. Media paid the shareholders of CyberHighway approximately $15,940,000 through the issuance of 2,000,000 shares of Media common stock. The purchase price was based upon the weighted average closing price of Media common stock for five days prior and subsequent to the acquisition date.

The transaction will be accounted for as a purchase. The purchase price will be allocated to the underlying assets purchased and liabilities assumed based on their fair market values at the acquisition date.

The following table summarizes the net assets purchased in connection with the CyberHighway acquisition and the amount attributable to cost in excess of net assets acquired:

     Working capital               $    23,126
     Property and equipment            335,866
     Acquired customer base         15,566,787
     Other assets                       13,480
     Goodwill                        5,260,690
     Deferred tax liability         (5,260,690)

The preliminary estimate of net assets represents management's best estimate based on currently available information; however, such estimate may be revised up to one year from the acquisition date. Acquired customer bases are amortized over 3 years.

The following shows the unaudited proforma condensed balance sheets of Media and CyberHighway as if the acquisition occurred on December 31, 1998:

                 Historical
             -------------------
             Internet     Cyber-      Proforma      Proforma
              Media      Highway     Adjustments   Consolidated

Current
 assets      $    8,265  $306,018    $       -      $   314,283
Property
 and
 equipment,
 net            247,267   408,558       (72,692)(1)     583,133
Other
 assets             170    13,480             -          13,650
Intangibles      34,207         -    20,827,477(1)   20,861,684

   Total
    assets     $289,909  $728,056   $20,754,785     $21,772,750

   Current
    liabil-
    ities      $191,552  $282,892   $         -     $   474,444

   Deferred
    tax
    liabil-
    ity               -         -     5,260,690(1)    5,260,690

   Stock-
    holders'
    equity       98,357   445,164    15,494,095(1)   16,037,616

   Total
    liabil-
    ities
    and
    stock-
    holders'
    equity     $289,909  $728,056    $20,754,785    $21,772,750

The following unaudited proforma condensed statements of operations assumes the CyberHighway acquisition occurred on January 1, 1998. In the opinion of management, all adjustments necessary to present fairly such unaudited pro forma condensed statements of operations have been made.

                 Historical
             -------------------
             Internet     Cyber-      Proforma      Proforma
              Media      Highway     Adjustments   Consolidated

Revenues     $    5,440  $2,449,156  $         -   $  2,454,596
Expenses
  Internet
   access
   cost               -     510,036            -        510,036
  Equip-
   ment cost          -     326,488            -        326,488
  Deprecia-
   tion and
   amorti-
   zation         4,394     138,674    6,918,262(2)   7,061,330
  General
   and
   admini-
   strative   1,030,070   1,292,526            -      2,322,596
  Selling             -     110,397            -        110,397

    Total
     oper-
     ating
     expense  1,034,464   2,378,121    6,918,262     10,330,847

Operating
 income
 (loss)     ( 1,029,024)     71,035  ( 6,918,262)   ( 7,876,251)

Other
 income
 (expense)  (     8,602)      6,960            -    (     1,642)

Income
 (loss)
 before
 taxes      ( 1,037,626)     77,995  ( 6,918,262)   ( 7,877,893)

Income
 tax
 benefit              -           -  (1,753,563)(3) (1,753,563)

Net
 income
 (loss)     ($1,037,626)  $  77,995 ($5,164,699)   ($6,124,330)

Net
 income
 (loss)
 per
 share          ($0.14)      $31.51                    ($0.84)

Weighted
 average
 number
 of shares
 out-
 standing    7,360,506        2,475                 9,360,506

-----------------

(1) To record the net assets purchased in connection with the CyberHighway acquisition and the amount attributable to cost in excess of net assets acquired based upon total purchase price of $15,940,000.

(2) Depreciation and amortization expense on acquired customer base, goodwill and property and equipment have been computed by amortizing them over their useful lives of 3 years.

(3) To record the income tax benefit based on temporary differences related to acquired customer base and property and equipment.

------------------
CyberHighway, Inc.
------------------

INDEPENDENT AUDITOR'S REPORT

To the Shareholders
CyberHighway, Inc.

We have audited the accompanying balance sheets of CyberHighway, Inc. (the Company) as of January 31, 1999 and 1998, and the related statements of operations, changes in stockholders' equity and cash flows for each of the three years in the period ended January 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CyberHighway, Inc. at January 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended January 31, 1999, in conformity with generally accepted accounting principles.


WEAVER AND TIDWELL, L.L.P.

Fort Worth, Texas
March 23, 1999



                       CYBERHIGHWAY, INC.
                         BALANCE SHEETS
                   JANUARY 31, 1999 AND 1998


                                  1999           1998

                       ASSETS

CURRENT ASSETS
 Cash                           $177,270      $  56,730
 Trade receivables                58,023         17,165
 Inventory                        70,725         42,696

  Total current assets           306,018        116,591

PROPERTY AND EQUIPMENT, net      408,558        367,648

OTHER ASSETS                      13,480         16,489

TOTAL ASSETS                    $728,056       $500,728


         LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Current maturities
  of long-term debt            $  30,912      $  29,577
 Current maturities
  of capital lease
  obligations                        722          8,142
 Accounts payable
  and accrued expenses           184,050        102,221
 Deferred revenue                 64,342         49,204

   Total current liabilities     280,026        189,144

LONG-TERM LIABILITIES
 Long-term debt                    2,866         33,778
 Capital lease obligations             -            722

                                   2,866         34,500

STOCKHOLDERS' EQUITY
 Common shares, no par
  value, 10,000 shares
  authorized, 2,475 issued
  and outstanding                623,500        623,500
 Retained earnings (deficit)    (178,336)      (256,331)
 Stock subscription receivable         -        (90,085)

                                 445,164        277,084

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY           $728,056       $500,728




                       CYBERHIGHWAY, INC.
                    STATEMENTS OF OPERATIONS
          YEARS ENDED JANUARY 31, 1999, 1998 AND 1997

                        1999          1998          1997

REVENUES
 Access fees         $1,175,051   $   947,229   $   405,111
 Licensed affiliate
  fees                  875,025       627,992       406,753
 Equipment sales        399,080       483,280       235,651

   Total revenues     2,449,156     2,058,501     1,047,515

COSTS AND EXPENSES
 Internet access
  cost                  510,036       267,807       166,323
 Equipment cost         326,488       360,083       180,800
 General and
  administrative      1,292,526     1,215,052       848,462
 Selling                110,397        75,402        64,719
 Depreciation and
  amortization          138,674       115,784        65,167

  Total operating
   expenses           2,378,121     2,034,128     1,325,471

   Income (loss)
    from operations      71,035        24,373    (  277,956)

OTHER INCOME AND EXPENSES
 Miscellaneous
  income, net            12,147         8,519        20,532
 Interest expense    (    5,187)   (   10,638)    (   3,642)

   Income (loss)
    before income
    taxes                77,995        22,254     ( 261,066)

INCOME TAXES                  -             -             -
NET INCOME (LOSS)    $   77,995    $   22,254    ($ 261,066)

Basic earnings
 (loss) per
 common share           $31.51         $9.11      ($196.00)

Weighted average
 number of shares
 outstanding              2,475         2,444         1,332




                       CYBERHIGHWAY, INC.
         STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
          YEARS ENDED JANUARY 31, 1999, 1998 AND 1997

                              Retained      Stock
             Common Shares    Earnings   Subscription
            Number   Amount   (Deficit)   Receivable      Total

BALANCE,
 January
 31, 1996   1,000   $  2,000  ($ 17,519)  $       -     ($ 15,519)

  Issuance
   of
   common
   stock,
   net of
   1,000
   shares
   can-
   celled     815    256,000          -           -       256,000
  Net loss      -          -   (261,066)          -      (261,066)
           ------    -------   ---------   --------      ---------

BALANCE,
 January
 31, 1997   1,815    258,000   (278,585)          -      ( 20,585)

  Issuance
   of
   common
   stock      660    365,500          -    ( 90,085)      275,415
  Net
   income       -          -     22,254           -        22,254
           ------    -------   ---------   --------      ---------

BALANCE,
 January
 31, 1998   2,475    623,500   (256,331)   ( 90,085)      277,084

  Collec-
   tion of
   stock
   sub-
   scrip-
   tion
   receiv-
   able         -          -          -      90,085        90,085
  Net
  income        -          -     77,995           -        77,995
           ------    -------   ---------   --------      ---------

BALANCE,
 January
 31, 1999   2,475   $623,500  ($178,336)   $      -      $445,164
           ======    =======   =========   ========      =========




                       CYBERHIGHWAY, INC.
                    STATEMENTS OF CASH FLOWS
          YEARS ENDED JANUARY 31, 1999, 1998 AND 1997

                         1999          1998          1997

CASH FLOWS FROM
 OPERATING ACTIVITIES

  Net income (loss)   $  77,995    $  22,254      ($261,066)

  Adjustments to
   reconcile net
   income (loss) to
   net cash provided
   by (used in)
   operating
   activities:

   Depreciation and
    amortization        138,674      115,784         65,167
   Impairment loss       18,488            -              -
   Changes in
    operating assets
    and liabilities
     Trade receivables ( 40,858)      10,599       ( 24,281)
     Inventory         ( 28,029)   (  28,782)      ( 13,914)
     Other assets         3,009    (  13,135)      (  1,262)
     Accounts payable
      and accrued
      expenses           81,829    (  44,931)        89,886
     Deferred revenue    15,138       28,373         18,995
     Other                    -    (     169)             -
                       ---------   ----------      ---------

       Net cash
        provided
        by (used in)
        operating
        activities      266,246       89,993      ( 126,475)

CASH FLOWS FROM
 INVESTING ACTIVITIES:

  Capital
   expenditures       ( 198,072)   ( 125,069)     ( 319,586)
                       ---------   ----------      ---------

       Net cash
        used in
        investing
        activities    ( 198,072)   ( 125,069)     ( 319,586)

CASH FLOWS FROM
 FINANCING ACTIVITIES

  Proceeds from sale
   of common stock            -       70,000        236,000
  Proceeds from
   subscription
   receivable            90,085            -              -
  Proceeds from
   long-term debt             -            -        275,478
  Proceeds from
   capital lease
   obligations                -            -          6,085
  Payments on
   long-term debt     (  29,577)   (  27,123)     (  61,185)
  Payments on
   capital lease
   obligations        (   8,142)   (  24,273)     (  23,875)
                       ---------   ----------      ---------

       Net cash
        provided
        by investing
        activities       52,366       18,604        432,503

       Net increase
       (decrease)
       in cash          120,540    (  16,472)     (  13,558)

CASH, beginning
 of period               56,730       73,202         86,760
                       ---------   ----------      ---------

CASH, end of period    $177,270    $  56,730      $  73,202


SCHEDULE OF NON-CASH INVESTING
AND FINANCING ACTIVITIES

In 1997, the Company exchanged 550 shares of common stock for the balance of a note payable to a shareholder of $20,000.

In 1998, the Company exchanged 660 shares of common stock for the balance of notes payable to shareholders of $205,415. The difference between the notes payable and the value of the shares exchanged of $90,085 was transferred to a stock subscription agreement.


                              CYBERHIGHWAY, INC.
                        NOTES TO FINANCIAL STATEMENTS


NOTE 1.   ORGANIZATION

CyberHighway, Inc. (the Company) is a regional Internet service provider incorporated in the State of Idaho on February 27, 1995. The Company is a full-service ISP, offering its services, directly and through licensees to residential and business customers in eleven states throughout the midwestern United States. On January 29, 1999, the Company became a wholly-owned subsidiary of Internet Media Corporation.


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Inventory

Inventory consists of internet access equipment held for sale and is valued at the lower of cost or market. Cost is determined using the specific identity method.

Property and Equipment

Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives ranging from three to seven years.

Impairment of Long-Lived Assets

At each balance sheet date, management determines whether any property or equipment or any other assets have been impaired based on the criteria established in Statement of Financial Accounting Standards No. 121 (SFAS
121), Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of.

Revenue Recognition

The Company maintains license agreements with affiliate ISP's to provide Internet access to affiliate's customers. License fees are typically billed in the month the services are provided. The Company charges direct customers (residential and business subscribers) monthly access fees to the Internet and recognizes the revenue in the month the access is provided. For certain subscribers billed in advance, the Company recognizes the revenue over the period the billing covers. Revenue for other services provided, including set-up fees charged to customers and affiliates, and equipment sales are recognized as the service is performed or the equipment is delivered.

Costs of Access Revenues

Costs of access revenues primarily consist of telecommunications expenses inherent in the network infrastructure. Costs of access revenues also include fees paid for lease of the Company's backbone, as well as license fees for Web browser software based on a per-user charge, other license fees paid to third-party software vendors, product costs, and contractor fees for distribution of software to new subscribers.

Advertising Costs
The Company expenses advertising costs as incurred. During the years ended January 31, 1999, 1998 and 1997, the Company incurred approximately $110,500, $75,500 and $65,000, respectively, in advertising costs.

Income Taxes

Deferred tax liabilities and assets are recognized for the tax effects of differences between the financial statement and tax bases of assets and liabilities. For all periods presented, the Company's net deferred tax asset has been fully reserved with a valuation allowance.

Financial Instruments and Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash and trade receivables. The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers and markets, which comprise the Company's customer base. The Company generally does not require collateral and receivables are generally due within 30 days.

The carrying amounts of financial instruments including cash, trade receivables, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturities of these instruments. The difference between the carrying amount and fair value of the Company's long-term debt is not significant.

Sources of Supplies

The Company relies on local telephone companies and other companies to provide data communications. Although management believes alternative telecommunications facilities could be found in a timely manner, any disruption of these services could have an adverse effect on operating results.


The Company maintains various vendors for required products, such as modems, terminal services and high-performance routers, which are important components of its network. Some of the Company's suppliers have limited resources and production capacity. If the suppliers are unable to meet the Company's needs as it is building out its network infrastructure, then delays and increased costs in the expansion of the Company's network infrastructure could result, having an adverse effect on operating results.

Earnings Per Share

Basic earnings (loss) per share are computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period.
 The Company has no potential common shares.

NOTE 3.   PROPERTY AND EQUIPMENT

Classifications of property and equipment and accumulated depreciation were as follows for the years ended January 31, 1999 and 1998:

                                    1999           1998

       Equipment                  $367,100       $274,076
       Furniture and fixtures       32,738         24,009
       Office equipment            286,531        247,045
       Leasehold improvements       19,680         16,915
                                  --------       --------

                                   706,049        562,045
       Accumulated depreciation    297,491        194,397
                                  --------       --------

       Property and
        equipment, net            $408,558       $367,648
                                  ========       ========

NOTE 4.   IMPAIRED EQUIPMENT
On January 31, 1999, management determined that various network operating center computer equipment was impaired based on criteria established in SFAS 121, including the fact that the computer equipment has been replaced by other equipment due to changes in technology. The equipment is included in inventory for resale on January 31, 1999. The impairment loss of $18,488 recognized in the accompanying 1999 financial statements was measured as the amount by which the carrying amount of the computer equipment exceeded its fair value. Fair value was determined based upon market value. No impairment loss occurred during 1998 or 1997.

NOTE 5.   LONG-TERM DEBT

Long term debt on January 31, 1999 and 1998 consists of the following:

                                        1999           1998

Note payable to bank with interest
at 9.25%, due in monthly payments
of $2,887, with final payment due
February 25, 2000, secured by
accounts receivable, inventory and
equipment.  (Additional borrowing
up to $90,478, the original amount
of the note, is allowed under the
note agreement.)                     $ 33,778       $  63,355

Less current maturities:               30,912          29,577
                                     --------       ---------
                                     $  2,866       $  33,778
                                     ========       =========


                                        1999           1998

Aggregate maturities of long-term
debt are as follows:

     2000                            $ 30,912       $  29,577
     2001                               2,866          30,912
     2002                                   -           2,866
                                     --------       ---------

                                     $ 33,778       $  63,355

NOTE 6.   CAPITAL LEASES

The Company is the lessee of communication and data processing equipment under capital leases expiring through 2000. The assets and liabilities under capital lease are recorded at the lower of the present value of minimum lease payments or the fair value of the assets. The equipment is amortized over the related useful lives of the assets. Amortization of assets under capital leases is included in depreciation expense.

Property held under capital leases is summarized as follows:

                                        1999           1998


    Communication and data
     processing equipment            $ 66,770       $  66,770
    Less accumulated
     amortization                      46,729          33,375
                                     --------       ---------

                                     $ 20,041       $  33,395
                                     ========       =========

Pursuant to the terms of the capital lease agreements, the Company will be required to make future minimum payments as follows:

       Year Ended
       January 31
       ----------

       2000                                     $763
       Less amount representing interest          41
                                                ----
                                                 722
       Less current maturities                   722
                                                ----

                                                $  -

NOTE 7.   OPERATING LEASES

The Company has contracts with various telephone companies and other companies to provide data communication services. The terms on these agreements range from month-to-month to three years. Future obligations under these agreements as of January 31, 1999 are approximately $240,000 for fiscal 2000 and 2001.

NOTE 8.   INCOME TAXES

The Company provides for deferred income taxes resulting from temporary differences between the tax basis of assets and liabilities, and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. The Company uses the cash basis of accounting for preparation of U.S. Federal income tax returns. Under the provisions of the Internal Revenue Code, the Company has net operating loss carryforwards of approximately $160,000, which begin to expire in 2012.
The tax effect of this and other temporary differences are as follows:

                                        1999           1998


Deferred tax assets
  Net operating loss carryforwards   $  54,326      $  89,669
  Cash to accrual differences           66,003         45,124
                                     ---------      ---------

                                       120,329        134,793

Deferred tax liabilities
  Property and equipment                 5,260         21,552
  Cash to accrual differences           23,797          9,158
  Accumulated depreciation              29,644         17,047
                                     ---------      ---------

                                        58,701         47,757
                                     ---------      ---------

Net deferred tax asset before
 valuation allowance                    61,628         87,036
Valuation allowance                  (  61,628)     (  87,036)
                                     ---------      ---------

Net deferred tax asset               $       -      $       -


The Company's tax provision for 1999, 1998 and 1997 consists of the following:

                         1999          1998          1997

  Current taxes        $      -      $      -      $      -
  Deferred taxes         25,408         7,566             -
  Re-evaluation of
   valuation allowance
   on beginning
   temporary
   differences         ( 25,408)      ( 7,566)            -
                       ---------      --------       ------

                       $       -      $      -       $    -

The 1999, 1998 and 1997 tax provision differs from the amount calculated by applying statutory tax rates to pre-tax income as follows:

                         1999          1998          1997

  Tax at statutory
   rates              $  26,518     $   7,566      ($88,762)
  Re-evaluation of
   valuation
   allowance on
   beginning
   temporary
   differences         ( 25,408)     (  7,566)            -
  Loss not providing
   tax benefit                -             -        88,762
  Other                (  1,110)            -             -
                       ---------      --------      --------

                       $      -      $      -       $     -

NOTE 9.   LITIGATION

The Company is involved in a dispute with a vendor with potential exposure of approximately $60,000. Management believes the vendor's claim is without merit and is vigorously defending its position. Management does not expect the ultimate outcome to materially affect the Company's financial position.

NOTE 10.   YEAR 2000

The Company is working to resolve the potential impact of the Year 2000 on the ability of the Company's computerized information systems to accurately process information that may be date sensitive. Any of the Company's programs that recognize a date using "00" as the year 1900 rather than the year 2000 could result in errors or system failures. The Company utilizes a number of computer programs across its entire operation. The Company has not completed its assessment, but currently believes that costs of addressing this issue will not have a material adverse impact on the Company's financial position. However, if the Company and third parties upon which it relies are unable to address this issue in a timely manner, it could result in a material financial risk to the Company. In order to assure that this does not occur, the Company plans to devote all resources required to resolve any significant Year 2000 issues in a timely manner.

Because of the unprecedented nature of the Year 2000 issue, its effects and the success of related remediation efforts will not be fully determinable until the year 2000 and thereafter. Management cannot assure that the Company is or will be Year 2000 ready, that the Company's remediation efforts will be successful in whole or in part, or that parties with whom the Company does business will be Year 2000 ready.